Exhibit 10.5


THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                             POWER TECHNOLOGY, INC.

                              Amended and Restated

                        5% Secured Convertible Debenture

                             Due: November 19, 2006

No. CCP-3                                                               $514,657

         This Amended and Restated Secured Convertible Debenture (the "Debenture") dated May 10, 2005 ("Closing Date") is issued by POWER TECHNOLOGY, INC., a Nevada corporation (the "Company"), to CORNELL CAPITAL PARTNERS, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

         WHEREAS, The parties desire that this Debenture amend and replace the secured convertible debenture dated November 19, 2004 between the Company and Cornell Capital Partners, LP in the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "November Debenture") and the secured convertible debenture dated August 27, 2004 between the Company and Cornell Capital
Partners, LP in the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "August Debenture"); and

         WHEREAS, the principal amount of this Debenture shall include the entire outstanding principal sum of the November Debenture of Two Hundred Fifty Thousand Dollars ($250,000) plus the accrued and unpaid interest of Five Thousand Eight Hundred Ninety Dollars ($5,890) on the November Debenture from November 19, 2004 through the date hereof and the entire outstanding principal

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sum of the August  Debenture of Two Hundred Fifty  Thousand  Dollars  ($250,000)
plus the accrued and unpaid interest of Eight Thousand Seven Hundred Sixty Seven Dollars ($8,767) on the August Debenture from August 27, 2004 through the date hereof.

                                   ARTICLE I.

         Section 1.01 PRINCIPAL AND INTEREST. For value received, the Company hereby promises to pay to the order of the Holder on November 19, 2006 ("Maturity Date"), subject to Section 1.02 and Section 1.04 herein, in lawful money of the United States of America and in immediately available funds the principal sum of Five Hundred Fourteen Thousand Dollars Six Hundred Fifty Seven ($514,657), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid.

         Section 1.02 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to $0.036 (the "Conversion Price"), provided, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion (which provision may be waived by the Holder by written notice from the Holder to the Company, which notice shall be effective 61 days after the date of such notice). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         Section 1.03 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

         Section 1.04 MONTHLY REPAYMENT SCHEDULE. The Company shall make six (6) scheduled payments ("Scheduled Payments") of principal, plus accrued interest and a Redemption Premium ("Redemption Premium") equal to fifteen percent (15%) of the principal amount of each Scheduled Payment. The first Scheduled Payment shall be due and payable on October 1, 2005, and shall continue on the first business day of each succeeding calendar month thereafter for a total of six (6) Scheduled Payments. The principal amount of each Scheduled Payment shall be

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determined by dividing the outstanding  principal amount of this Debenture as of the date such Scheduled Payment is due by the number of Scheduled Payments remaining. For example, if on October 1, 2005, the outstanding principal amount is $500,000, then the Scheduled Payment due on October 1, 2005, would consist of $83,333.33 of principal, plus a Redemption Premium of $12,500 and accrued interest on $500,000 at a rate of 5% per year from the date hereof up to and including September 30, 2005.

         Section 1.05 RIGHT OF REDEMPTION. The Company at its option shall have the right, with three (3) business days advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date or any Scheduled Payment due date. The Redemption Premium shall apply to any such early redemptions. The Company shall pay a twenty percent (20%) premium (in lieu of the Redemption Premium), on any Scheduled Payment not made within five (5) business days of the date it is due and on any payments made after the Maturity Date.

         In the event the Company exercises a redemption of either all or a portion the Debenture, the Holder shall receive a warrant to purchase 50,000 shares of the Company's Common Stock for every One Hundred Thousand U.S. Dollars (US$100,000) redeemed, pro rata (the "Warrant"). The Warrant shall be exercisable on a "cash basis" and have an exercise price of $0.043. The Warrant shall have "piggy-back" and demand registration rights and shall survive for two
(2) years from the Closing Date.

         Section 1.06 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder dated August 27, 2005, as amended (the "Investor Registration Rights Agreement").

         Section 1.07 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity, redemption, Scheduled Payment, or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company shall pay the interest in cash (via wire transfer or certified funds). In the event of default, as described in Article III Section
3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the closing bid price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

         Section 1.08 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

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         Section 1.09 SECURED NATURE OF DEBENTURE.  This Debenture is secured by all of the assets and property of the Company and its wholly owned subsidiary, all as more particularly described in those two Security Agreements dated August 27, 2004 (collectively, the "Security Agreements").

                                  ARTICLE II.

         Section 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

         Section 3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen
(15) days of the Scheduled Payment due date or Maturity Date; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five
(5) business days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) business days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) business days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all Debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement August 27, 2004 between the Company and Cornell Capital Partners, L.P. (the "Securities Purchase Agreement"), convert all Debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

         Section 3.02 FAILURE TO ISSUE UNRESTRICTED COMMON STOCK. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) business days, shall entitle the Holder to accelerate full repayment of all Debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all Debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

         Section 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the Closing Date, at the sole discretion of the Holder, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

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

         Section 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture or the Company redeems a portion of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                   ARTICLE V.

         Section  5.01  ANTI-DILUTION.   Adjustment  of  Conversion  Price.  The
Conversion Price shall be adjusted from time to time as follows:

                  (a) Adjustment of Conversion Price. If and whenever on or after the Closing Date of this Debenture, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities (as defined herein) and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined herein) or upon exercise or conversion of the Other Securities (as defined herein)) for a consideration per share less than a price (the "Applicable Price") equal to the Conversion Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Conversion Price then in effect shall be reduced to an amount equal to such consideration per share, provided that in no event shall the Conversion Price be reduced below $0.001.

                  (b) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Section 5.01(a) above, the following shall be applicable:

                           (i)  Issuance of Options.  If after the date  hereof,
the Company in any manner grants any rights, warrants or options to subscribe for or purchase Common Stock or convertible securities ("Options") and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Conversion Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 5.01(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such convertible securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any other convertible security other than this Debenture issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

                           (ii)  Issuance  of  Convertible  Securities.  If  the
Company in any manner issues or sells any convertible securities after the Closing Date and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Conversion Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the

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issuance or sale of such  convertible  securities for such price per share.  For the purposes of this Section 5.01(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5.01(b), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           (iii) Change in Option  Price or Rate of  Conversion.
If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable upon conversion of this Debenture shall be correspondingly readjusted. For purposes of this
Section 5.01(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Closing Date of this Debenture are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 5.01(b) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                  (c) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Sections 5.01(a) and 5.01(b), the following shall be applicable:

                           (i)  Calculation of  Consideration  Received.  If any
Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The

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fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the Debenture representing at least two-thirds of the shares of Common Stock issuable upon conversion of the Debenture then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of the Debenture representing at least two-thirds of the shares of Common Stock issuable upon conversion of the Debenture then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

                           (ii) Integrated  Transactions.  In case any Option is
issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01.

                           (iii) Treasury Shares. The number of shares of Common
Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                           (iv) Record  Date.  If the Company  takes a record of
the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (d) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Debenture subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date of issuance of this Debenture combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 5.01(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Debenture, then, in each such case any Conversion Price in effect immediately prior to the close of

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business  on the record  date fixed for the  determination  of holders of Common
Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (A) the numerator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and
(B) the denominator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date; and

                  (f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5.01 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Debenture; provided, except as set forth in Section 5.01(d), that no such adjustment pursuant to this Section 5.01(f) will increase the Conversion Price as otherwise determined pursuant to this Section 5.01.

                  (g) Notices.

                           (i) Immediately upon any adjustment of the Conversion
Price, the Company will give written notice thereof to the holder of this Debenture, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                           (ii) The  Company  will  give  written  notice to the
holder of this Debenture at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                  (h) Definitions.

                           (i) "Approved Stock Plan" means any employee  benefit
plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                           (ii)  "Excluded   Securities"  means,  provided  such
security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the

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date of this  Debenture to employees of the Company  within  thirty (30) days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the closing bid price of the Common Stock on the date of issuance of such option.

                           (iii) "Other  Securities" means (i) those options and
warrants of the Company issued prior to, and  outstanding  on, the Closing Date,
(ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Closing Date and (iii) the shares of Common Stock issuable upon conversion of this Debenture.

                           (i) Nothing in this  Section  5.01 shall be deemed to
authorize the issuance of any securities by the Company in violation of Section 5.02.

         Section 5.02 Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for the Standby Equity Distribution Agreement dated as of August 27, 2004 between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, except that the Company may grant a security interest to a lender that provides purchase money financing for inventory and equipment and such security interest relates solely to the inventory and equipment so purchased, or (iv) file any registration statement on Form S-8.

                                  ARTICLE VI.

         Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:       Power Technology, Inc.
                             109 North Post Oak Lane, Suite 422
                             Houston, Texas 77024
                             Attention:  Bernard J. Walter
                             Telephone:  (713) 621-4310
                             Facsimile:  (713) 668-0622

With a copy to:              Stephen A. Zrenda, Jr., P.C.
                             100 N. Broadway, Suite 2440
                             Oklahoma City, OK 73102
                             Attention:  Stephen A. Zrenda, Jr.
                             Telephone:  (405) 235-2111
                             Facsimile:  (405) 235-2157

If to the Holder:            Cornell Capital Partners, LP
                             101 Hudson Street - Suite 3700
                             Jersey City, NJ 07302
                             Attention:  Mark A. Angelo
                                         Portfolio Manager
                             Telephone:  (201) 985-8300
                             Facsimile:  (201) 985-8266

With a copy to:              Cornell Capital Partners, LP
                             101 Hudson Street - Suite 3700
                             Jersey City, NJ 07302
                             Attention:  Troy J. Rillo
                                         Senior Vice President
                             Telephone:  (201) 985-8300
                             Facsimile:  (201) 985-8266

Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section  6.05   Counterparts.   This  Debenture  may  be  executed  in  multiple
counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

                   [REMAINDER OF PAGE INTENTIALLY LEFT BLANK]

 IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                              POWER TECHNOLOGY, INC.

                                              By:
                                                  ---------------------------
                                              Name:    Bernard J. Walter
                                              Title:   President

                                   EXHIBIT "A"


                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to Convert the Debenture)


TO:

         The undersigned hereby irrevocably elects to convert US$ of the principal amount of the above Debenture into Shares of Common Stock of Power Technology, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                         _______________________________________

Applicable Conversion Price:             _______________________________________

Signature:                               _______________________________________

Name:                                    _______________________________________

Address:                                 _______________________________________

Amount to be converted:                  US$ ___________________________________

Amount of Debenture unconverted:         US$ ___________________________________

Conversion Price per share:              US$ ___________________________________

Number of shares of Common Stock to be
issued:                                  _______________________________________

Please issue the shares of Common Stock
in the following name and to the
following address:                       _______________________________________

Issue to:                                _______________________________________

Authorized Signature:                    _______________________________________

Name:                                    _______________________________________

Title:                                   _______________________________________

Phone Number:                            _______________________________________

Broker DTC Participant Code:             _______________________________________

Account Number:                          _______________________________________




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